                                                               EXHIBIT 10.20(c)

                                SECOND AMENDMENT
                                     TO THE
                           REVOLVING CREDIT AGREEMENT
                                 BY AND BETWEEN
       TELEPHONE AND DATA SYSTEMS, INC. AND AERIAL OPERATING COMPANY, INC.

This Second Amendment (the "SECOND AMENDMENT") to the Revolving Credit Agreement dated as of August 31, 1998, as amended November 3, 1998 (the "REVOLVING CREDIT AGREEMENT") by and between Telephone and Data systems, Inc. ("TDS"), a Delaware corporation, and Aerial Operating Company, Inc. (the "COMPANY"), a Delaware corporation, is effective as of this 15th day of February, 1999.

WHEREAS TDS and the Company entered into the Revolving Credit Agreement;

WHEREAS TDS continues to own certain of the issued and outstanding shares of the capital stock of Aerial Communications, Inc. (the "GUARANTOR"), which, in turn, is the parent of the Company and guarantor of the Company's obligations under the Notes and the Revolving Credit Agreement; and

WHEREAS, the Company has identified a need for funds on an earlier basis than previously anticipated and TDS has agreed to accelerate funds for specified purposes under terms more particularly set forth in the Revolving Credit Agreement and as proposed to be amended hereby;

NOW, THEREFORE, in consideration of the premises set forth above, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, TDS and the Company agree to amend the Revolving Credit Agreement as follows:

         1. Schedule I is hereby amended and restated in its entirety in the form attached hereto.


All other terms and conditions of the Revolving Credit Agreement shall remain unchanged and in full force and effect. All defined terms contained in the Revolving Credit Agreement hereby are incorporated into this Second Amendment and shall have the same meaning herein as in the Revolving Credit Agreement, unless otherwise defined herein.

                                    * * * * *

IN WITNESS WHEREOF, the parties hereto, by their duly authorized representatives, have executed this Second Amendment to the Revolving Credit Agreement, effective as of the date first written above.

TELEPHONE AND DATA SYSTEMS, INC.              AERIAL OPERATING COMPANY, INC.


By: /S/ SANDRA L. HELTON                      By: /S/ J. CLARKE SMITH
    ----------------------------------            ------------------------------
Name: Sandra L. Helton                        Name: J. Clarke Smith
Title: Executive Vice President-Finance       Title: Vice President
                                                     Finance & Administration

Date: February 15, 1999                       Date: February 17, 1999
      -------------------------------               ----------------------------


The Guarantor, without in any way establishing a course of dealing, as evidenced by its signature below, hereby (i) consents to the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment shall not limit or diminish the obligations of the Guarantor under the Guarantor's unconditional and irrevocable guarantee of the Company's obligations of the Notes and the Revolving Credit Agreement, (iii) reaffirms its obligations under such guarantee, and (iv) agrees that its guarantee of such obligations remains in full force and effect and is hereby ratified and confirmed.

AERIAL COMMUNICATIONS, INC.


By: /S/ J. CLARKE SMITH
    -----------------------
Name: J. Clarke Smith
Title: Vice President
       Finance & Administration

Date: February 17, 1999
      ---------------------

                                   SCHEDULE I
                                       TO
                           REVOLVING CREDIT AGREEMENT



PERIOD                                                  APPLICABLE MAXIMUM AMOUNT
------                                                  -------------------------
November 30, 1998 through December 30, 1998                 $585,000,000
December 31, 1998 through January 30, 1999                  $615,000,000
January 31, 1999 through February 14, 1999                  $625,000,000
February 15, 1999 and thereafter, thru April 2, 2000        $650,000,000
